EXHIBIT 10.18

                          INDEMNIFICATION AGREEMENT
                          -------------------------

      This Indemnification Agreement, made on the 16th day of October, 2002, by and among First Federal Bancorp, Inc., a savings and loan holding company incorporated under Ohio law (hereinafter referred to as "Bancorp"), and Robert D. Goodrich, II, a director of Bancorp (hereinafter referred to as the "Indemnified Party");

                                 WITNESSETH:
                                 -----------

      WHEREAS, the Ohio General Corporation Law (hereinafter referred to as the "GCL") permits the indemnification of persons serving as directors, officers, employees or agents of Bancorp and its subsidiaries;

      WHEREAS, the GCL provides that the indemnification permitted by the GCL is not exclusive of any other rights to which a person seeking indemnification may be entitled by agreement, vote of shareholders or disinterested directors or otherwise;

      WHEREAS, Bancorp believes that the Indemnified Party has the abilities and qualities which are needed for the effective management and operation of Bancorp and desires to have the Indemnified Party make business judgments which he determines are in the best interests of Bancorp and its shareholders; and

      WHEREAS, as an inducement to the Indemnified Party to continue to serve as a Bancorp director, Bancorp desires to indemnify the Indemnified Party upon the terms and subject to the conditions of this Indemnification Agreement;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Indemnified Party and Bancorp hereby agree as follows:

      Section 1.  Mandatory Indemnification.
                  --------------------------

      Bancorp shall indemnify the Indemnified Party in the event that he is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative (other than an action, suit or proceeding by or in the right of Bancorp or an administrative proceeding or civil action initiated by any federal banking agency), by reason of the fact that he is or was a director, officer, employee or agent of Bancorp or a subsidiary of Bancorp, including, but not limited to, First Federal Savings Bank of Eastern Ohio (hereinafter referred to as the "Bank"), or is or was serving at the request of Bancorp as a director, officer, trustee, employee or agent of another corporation (domestic or foreign, non-profit or for profit), partnership, limited liability company, joint venture, trust or other enterprise (or by reason of any of his acts or omissions in any one or more of such capacities), against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees, transcript costs and investigative costs), judgments, fines and amounts paid in


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settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding; provided, however that Bancorp shall not indemnify the Indemnified Party in accordance with this Section 1 in the event of a determination by the Court of Common Pleas of Muskingum County, Ohio, or by the court in which any such action, suit or proceeding is commenced or is pending, that (a) the act or omission giving rise to the claim for indemnification was undertaken by the Indemnified Party with deliberate intent to cause injury to Bancorp or its subsidiaries or with reckless disregard of the best interests of Bancorp or its subsidiaries or
(b) in respect of any criminal action or proceeding, the Indemnified Party had reasonable cause to believe his conduct was unlawful.

      Section 2.  Court-Approved Indemnification.
                  -------------------------------

      Bancorp shall indemnify the Indemnified Party in the event that he is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, by or in the right of Indemnified Party to procure a judgment in its favor, by reason of the fact that he is or was a director, officer, employee or agent of Bancorp or a subsidiary of Bancorp, including, but not limited to, the Bank, or is or was serving at the request of Bancorp as a director, officer, trustee, employee or agent of another corporation (domestic or foreign, non-profit or for profit), partnership, limited liability company, joint venture, trust or other enterprise (or by reason of any of his acts or omissions in any one or more of such capacities), against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees, transcript costs and investigative costs), judgments, fines and amounts paid in settlement, actually and reasonably incurred by the Indemnified Party in connection with such action, suit or proceeding if the Court of Common Pleas of Muskingum County, Ohio, or the court in which any such action, suit or proceeding is commenced or is pending, determines that the act or omission giving rise to the claim for indemnification was not undertaken by the Indemnified Party with deliberate intent to cause injury to Bancorp or its subsidiaries or with reckless disregard of the best interests of Bancorp or its subsidiaries.

      Section 3.  Permissive Indemnification.
                  ---------------------------

      Bancorp may indemnify the Indemnified Party in the event that he is or was a party, or is threatened to be made a party, to any threatened, pending or completed administrative proceeding or civil action initiated by any federal banking agency, by reason of the fact that he is or was a director, officer, employee or agent of Bancorp or a subsidiary of Bancorp, including, but not limited to, the Bank, or is or was serving at the request of Bancorp as a director, officer, trustee, employee or agent of another corporation (domestic or foreign, non-profit or for profit), partnership, limited liability company, joint venture, trust or other enterprise (or by reason of any of his acts or omissions in any one or more of such capacities), against expenses (including, without limitation, attorney's fees, filing fees, court reporters' fees, transcript costs and investigative costs), judgments, fines and amounts paid in settlement, actually and reasonably incurred by the Indemnified Party in connection with such action, suit or proceeding if the following conditions are satisfied:


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      (a)   Bancorp's board of directors, in good faith, determines, in writing, after due investigation and consideration, that the Indemnified Party acted in good faith and in a manner he believed to be in the best interests of Bancorp;

      (b) Bancorp's board of directors, in good faith, determines, in writing, after due investigation and consideration, that the payment of such expenses will not materially adversely affect Bancorp's safety and soundness;

      (c) the indemnification payments do not constitute prohibited indemnification payments under [SECTION] 359.1(l) of the Federal Deposit Insurance Corporation Regulations; and

      (d) the Indemnified Party agrees, in writing, to reimburse Bancorp, to the extent not covered by payments from insurance or bonds purchased pursuant to [SECTION] 359.1(l)(2) of the Federal Deposit Insurance Corporation Regulations, for that portion of the advanced indemnification payments which subsequently become prohibited indemnification payments, as defined in [SECTION] 359.1(l) of the Federal Deposit Insurance Corporation Regulations.

      Section 4.  Determination.
                  --------------

      In making a determination under Section 1, 2 or 3 of this Indemnification Agreement, the court shall presume that (a) no act or omission in respect of which the Indemnified Party seeks indemnification was undertaken by him with deliberate intent to cause injury to Bancorp or its subsidiaries or with reckless disregard for the best interests of Bancorp or its subsidiaries and (b) in respect of any criminal matter, the Indemnified Party had no reasonable cause to believe his conduct was unlawful. Such presumptions shall apply in each and every case, including, without limitation, matters involving, arising from or out of, or affecting any of the following, and shall be rebutted only by clear and convincing evidence:

      (i)   any change or potential change in control of Bancorp;

      (ii) any termination or potential termination of the Indemnified Party's service to Bancorp or to any subsidiary of Bancorp as an officer or director (if he is then serving as such) or both; and

      (iii) any service by him in any other position or any other relationship he may have with Bancorp.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut the presumption established pursuant to this Section 4.


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      Section 5.  Indemnification for Expenses.
                  -----------------------------

      Notwithstanding anything contained in this Indemnification Agreement or elsewhere to the contrary, to the extent that the Indemnified Party has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1, 2 or 3 of this Indemnification Agreement, or in defense of any claim, issue or matter therein, he shall be promptly indemnified by Bancorp against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees, transcript costs and investigative costs) actually and reasonably incurred by him in connection therewith.

      Section 6.  Advancements for Expenses.
                  --------------------------

      Bancorp shall pay any and all expenses, including, without limitation, attorneys' fees, filing fees, court reporters' fees, transcript costs and investigative costs, incurred in defending any action, suit or proceeding referred to in Section 1, 2 or 3 of this Indemnification Agreement in advance of the final disposition of such action, suit or proceeding, to or on behalf of the Indemnified Party, promptly as such expenses are incurred by the Indemnified Party; provided, however, that the Indemnified Party shall repay to Bancorp all amounts so paid in respect of any claim, issue or other matter asserted in such action, suit or proceeding in defense of which he shall not have been successful on the merits or otherwise if a court ultimately determines in accordance with
Section 1, 2 or 3 of this Indemnification Agreement that the Indemnified Party is not entitled to indemnification in accordance with the terms of this Indemnification Agreement.

      Section 7.  Certain Definitions.
                  --------------------

      For the purpose of this Indemnification Agreement, and as an example and not by way of limitation:

      (a) The Indemnified Party shall be deemed to have been "successful on the merits or otherwise" in defense of any action, suit or proceeding referred to in this Indemnification Agreement, or in defense of any claim, issue or other matter therein, if such action, suit or proceeding shall be terminated as to him, with or without prejudice, without the entry of a judgment or order against him, without a conviction of him or without the imposition of a fine upon him (whether or not any such termination is based upon a judicial or other determination of the lack of merit of the claims made against him or otherwise results in a vindication of him); and

      (b) References to an "other enterprise" shall include employee benefit plans; references to a "fine" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of Bancorp" shall include any service by the Indemnified Party as a director, officer, employee or agent of Bancorp which imposes duties on, or involves services by, the Indemnified Party with respect to an employee benefit plan, its participants or beneficiaries.


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      Section 8.  Agreement Not Exclusive.
                  ------------------------

      The indemnification provided by this Indemnification Agreement shall not be deemed exclusive of any other rights to which the Indemnified Party may be entitled under the law, the Articles of Incorporation or the Code of Regulations of Bancorp or under any other agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue after the Indemnified Party has ceased to be a director, trustee, officer, employee or agent of Bancorp.

      Section 9.  Governing Law and Forum.
                  ------------------------

      This Indemnification Agreement shall be governed by and construed in accordance with the laws of the State of Ohio except with respect to conflict of laws. Any action by the Indemnified Party or Bancorp to determine a claim for indemnification under this Indemnification Agreement shall be maintained as to Bancorp and the Indemnified Party in Muskingum County, Ohio, or the court in which any action, suit or proceeding in respect of which the Indemnified Party seeks indemnification is commenced or is pending. Bancorp and the Indemnified Party consent to the exercise of jurisdiction over its or his person by the Court of Common Pleas of Muskingum County, Ohio.

      Section 10.  Notice.
                   -------

      Any notice or other communication required or permitted pursuant to this Indemnification Agreement shall be deemed delivered if such notice or communication is in writing and is delivered personally or by facsimile transmission or is deposited in the United States mail, postage prepaid, addressed as follows:

      If to Bancorp, to:

            Mr. J. William Plummer
            President and Chief Executive Officer
            First Federal Bancorp, Inc.
            505 Market Street
            Zanesville, Ohio 43701

      With a copy to:

            John C. Vorys, Esq.
            Vorys, Sater, Seymour and Pease LLP
            52 East Gay Street
            P.O. Box 1008
            Columbus, Ohio 43216-1008


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      If to the Indemnified Party, to:

            Mr. Robert D. Goodrich, II
            3107 West Drive
            Zanesville, Ohio 43701

      or such other person or address from time to time by notice by the other party.

      Section 11.  Counterparts.
                   -------------

      This Indemnification Agreement may be executed in one or more counterparts, each of which shall be deemed to be a duplicate original, but all of which, taken together, shall constitute a single instrument.

      Section 12.  Severability.
                   -------------

      If any provision of this Indemnification Agreement or the application of any provision hereof to any person or circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Indemnification Agreement or the application of such provision to any other person or circumstance, all of which provisions shall remain in full force and effect. It is the intention of Bancorp and of the Indemnified Party that if any provision of this Indemnification Agreement is susceptible to two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

      Section 13.  Successors and Assigns.
                   -----------------------

      This Indemnification Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the parties hereto; provided, however, that the rights of the Indemnified Party under this Indemnification Agreement may be assigned only to his personal representative or by his will or pursuant to the applicable laws of descent and distribution.

      Section 14.  Modification.
                   -------------

      This Indemnification Agreement may be modified or terminated only by a writing signed by both parties hereto.

      Section 15.  Headings.
                   ---------

      The headings of various items of this Indemnification Agreement have been inserted for convenience only, and the interpretation hereof shall be based strictly upon the text without reference to such headings.


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      IN WITNESS WHEREOF, the parties hereto have caused this
Indemnification Agreement to be executed to be effective as of the date first above written.

INDEMNIFIED PARTY                      FIRST FEDERAL BANCORP, INC.


/s/ Robert D. Goodrich, II             By  /s/ J. William Plummer
--------------------------                 -------------------------
                                           its President/CEO


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